EXHIBIT 99.10


                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G6
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Balance                                 Loans        Balance     Balance
--------------------------------------------------------------------------------
$0.01 - $50,000.00                                  1        $41,300        0.05
$50,000.01 - $100,000.00                           54      4,617,601        5.59
$100,000.01 - $150,000.00                         141     17,483,930       21.17
$150,000.01 - $200,000.00                          95     16,823,568       20.37
$200,000.01 - $250,000.00                          45     10,103,321       12.24
$250,000.01 - $300,000.00                          23      6,353,208        7.69
$300,000.01 - $350,000.00                          24      7,740,809        9.37
$350,000.01 - $400,000.00                          12      4,613,125        5.59
$400,000.01 - $450,000.00                           8      3,409,300        4.13
$450,000.01 - $500,000.00                           7      3,296,700        3.99
$500,000.01 - $550,000.00                           5      2,679,200        3.24
$550,000.01 - $600,000.00                           2      1,180,000        1.43
$600,000.01 - $650,000.00                           4      2,574,000        3.12
$700,000.01 - $750,000.00                           1        715,000        0.87
$900,000.01 - $950,000.00                           1        945,000        1.14
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------
Minimum: $41,300.00
Maximum: $945,000.00
Average: $195,215.27
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Gross Rate                              Loans        Balance     Balance
--------------------------------------------------------------------------------
4.251% - 4.500%                                     1       $400,000        0.48
4.501% - 4.750%                                     3        496,160        0.60
4.751% - 5.000%                                    10      1,632,779        1.98
5.001% - 5.250%                                    25      4,777,645        5.79
5.251% - 5.500%                                    46      9,481,642       11.48
5.501% - 5.750%                                    72     15,582,579       18.87
5.751% - 6.000%                                    84     16,233,915       19.66
6.001% - 6.250%                                    65     11,679,664       14.14
6.251% - 6.500%                                    57      9,238,545       11.19
6.501% - 6.750%                                    27      6,321,928        7.66
6.751% - 7.000%                                    15      3,061,542        3.71
7.001% - 7.250%                                     7      1,703,500        2.06
7.251% - 7.500%                                     4        711,796        0.86
7.501% - 7.750%                                     4        925,261        1.12
7.751% - 8.000%                                     1        170,150        0.21
8.251% - 8.500%                                     2        158,953        0.19
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------
Minimum: 4.500%
Maximum: 8.500%
Weighted Average: 6.009%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 1  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G6
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Net Rate                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
4.001% - 4.250%                                     1       $400,000        0.48
4.251% - 4.500%                                     8      1,208,010        1.46
4.501% - 4.750%                                    12      2,281,087        2.76
4.751% - 5.000%                                    31      5,319,589        6.44
5.001% - 5.250%                                    55     11,264,018       13.64
5.251% - 5.500%                                    90     19,386,651       23.48
5.501% - 5.750%                                    69     13,150,468       15.93
5.751% - 6.000%                                    68     11,321,465       13.71
6.001% - 6.250%                                    41      8,722,892       10.56
6.251% - 6.500%                                    25      4,965,976        6.01
6.501% - 6.750%                                     8      1,783,743        2.16
6.751% - 7.000%                                     5      1,230,000        1.49
7.001% - 7.250%                                     4        667,521        0.81
7.251% - 7.500%                                     3        545,536        0.66
7.501% - 7.750%                                     1        170,150        0.21
7.751% - 8.000%                                     1         74,953        0.09
8.001% - 8.250%                                     1         84,000        0.10
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------
Minimum: 4.125%
Maximum: 8.125%
Weighted Average: 5.663%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Index                                           Loans        Balance     Balance
--------------------------------------------------------------------------------
1 Year Libor                                        2       $559,920        0.68
6 Month Libor                                     421     82,016,141       99.32
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Months to Roll                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
49 - 54                                             4       $917,800        1.11
55 - 60                                           419     81,658,261       98.89
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------
Average AS OF: 2005-01-01
Minimum: 51
Maximum: 60
Weighted Average: 59
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Gross Margin                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
2.001% - 2.250%                                   388    $76,138,042       92.20
2.251% - 2.500%                                     1         66,939        0.08
2.501% - 2.750%                                    29      5,098,864        6.17
3.251% - 3.500%                                     5      1,272,216        1.54
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 3.500%
Weighted Average: 2.300%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 2  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G6
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
First Rate Cap                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
2.000%                                              1       $373,500        0.45
5.000%                                            371     72,215,698       87.45
6.000%                                             51      9,986,863       12.09
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 5.107%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Periodic Rate Cap                               Loans        Balance     Balance
--------------------------------------------------------------------------------
1.000%                                            375    $73,301,494       88.77
2.000%                                             48      9,274,566       11.23
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.112%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Maximum Rate                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
9.251% - 9.500%                                     1       $400,000        0.48
9.501% - 9.750%                                     3        496,160        0.60
9.751% - 10.000%                                    8      1,426,729        1.73
10.001% - 10.250%                                  18      3,258,011        3.95
10.251% - 10.500%                                  33      7,233,162        8.76
10.501% - 10.750%                                  60     13,116,527       15.88
10.751% - 11.000%                                  74     13,425,465       16.26
11.001% - 11.250%                                  63     11,815,448       14.31
11.251% - 11.500%                                  67     10,777,475       13.05
11.501% - 11.750%                                  34      7,861,780        9.52
11.751% - 12.000%                                  23      4,920,948        5.96
12.001% - 12.250%                                  13      2,384,700        2.89
12.251% - 12.500%                                   5      1,177,441        1.43
12.501% - 12.750%                                   3        413,400        0.50
12.751% - 13.000%                                   2        421,943        0.51
13.001% - 13.250%                                   1        373,500        0.45
13.251% - 13.500%                                   3        286,858        0.35
13.501% - 13.750%                                   2        611,561        0.74
15.251% - 15.500%                                   1        209,600        0.25
15.751% - 16.000%                                   1        116,000        0.14
16.001% - 16.250%                                   2        476,900        0.58
16.251% - 16.500%                                   1        268,000        0.32
16.501% - 16.750%                                   2        769,200        0.93
16.751% - 17.000%                                   1        134,100        0.16
17.251% - 17.500%                                   1        119,550        0.14
18.251% - 18.500%                                   1         81,600        0.10
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------
Minimum: 9.500%
Maximum: 18.500%
Weighted Average: 11.289%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 3  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G6
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
FICO Scores                                     Loans        Balance     Balance
--------------------------------------------------------------------------------
Not Available 0                                     4       $991,260        1.20
621 - 640                                          19      3,704,550        4.49
641 - 660                                          60     11,870,590       14.38
661 - 680                                          74     13,082,904       15.84
681 - 700                                          96     18,694,617       22.64
701 - 720                                          63     12,672,744       15.35
721 - 740                                          37      7,469,888        9.05
741 - 760                                          32      5,941,229        7.19
761 - 780                                          23      4,860,910        5.89
781 - 800                                          13      2,705,419        3.28
801 - 820                                           2        581,950        0.70
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 621
Maximum: 813
Weighted Average: 698
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Original Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                           2       $332,500        0.40
50.01% - 55.00%                                     5      1,263,264        1.53
55.01% - 60.00%                                     4      1,121,172        1.36
65.01% - 70.00%                                    11      2,712,900        3.29
70.01% - 75.00%                                    25      5,651,456        6.84
75.01% - 80.00%                                   339     64,649,884       78.29
80.01% - 85.00%                                     6      1,539,200        1.86
85.01% - 90.00%                                    24      4,117,985        4.99
90.01% - 95.00%                                     7      1,187,700        1.44
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------
Minimum: 45.56
Maximum: 95.00
Weighted Average: 79.02
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 4  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G6
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Combined Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                           2       $332,500        0.40
50.01% - 55.00%                                     4      1,019,264        1.23
55.01% - 60.00%                                     3        721,172        0.87
60.01% - 65.00%                                     1        244,000        0.30
65.01% - 70.00%                                     6      1,136,900        1.38
70.01% - 75.00%                                    13      2,674,600        3.24
75.01% - 80.00%                                    50     11,656,017       14.12
80.01% - 85.00%                                     8      1,982,200        2.40
85.01% - 90.00%                                    57     12,094,791       14.65
90.01% - 95.00%                                    59     12,777,905       15.47
95.01% - 100.00%                                  220     37,936,712       45.94
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------
Minimum: 45.56
Maximum: 100.00
Weighted Average: 91.82
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Amortization                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Interest Only                                     381    $75,914,492       91.93
Fully Amortizing                                   42      6,661,569        8.07
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Top 5 States                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Florida                                            78    $15,272,100       18.49
Georgia                                            86     13,903,304       16.84
California                                         40     11,954,078       14.48
Colorado                                           24      5,341,572        6.47
Virginia                                           18      5,332,404        6.46
Other                                             177     30,772,603       37.27
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Prepay Original Term                            Loans        Balance     Balance
--------------------------------------------------------------------------------
6                                                   2       $500,636        0.61
24                                                  7      1,392,722        1.69
30                                                  1        290,000        0.35
36                                                355     68,253,085       82.65
42                                                  2        453,700        0.55
60                                                 56     11,685,917       14.15
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Document Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Full                                              127    $23,148,912       28.03
No Doc                                             45      8,447,450       10.23
No Ratio                                           26      4,698,240        5.69
Reduced                                           158     33,788,674       40.92
Stated Doc                                         67     12,492,785       15.13
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 5  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G6
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Loan Purpose                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Purchase                                          286    $54,448,627       65.94
Cash Out Refinance                                 86     18,348,634       22.22
Rate/Term Refinance                                51      9,778,800       11.84
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Owner Occupancy Status                          Loans        Balance     Balance
--------------------------------------------------------------------------------
Investor                                           59     $9,944,692       12.04
Primary                                           348     69,684,907       84.39
Secondary                                          16      2,946,461        3.57
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Property Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Condominium                                        27     $4,359,080        5.28
PUD                                               136     27,531,626       33.34
Single Family                                     247     47,209,285       57.17
Two- to Four Family                                13      3,476,070        4.21
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Stated Remaining Term to Maturity               Loans        Balance     Balance
--------------------------------------------------------------------------------
351                                                 1        $89,250        0.11
352                                                 1        253,000        0.31
354                                                 2        575,550        0.70
355                                                 1        146,000        0.18
356                                                 4        786,186        0.95
357                                                13      2,003,106        2.43
358                                                85     15,575,147       18.86
359                                               277     54,730,772       66.28
360                                                39      8,417,050       10.19
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------
Minimum: 351
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Servicer                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
Downey                                              1       $233,264        0.28
GMAC Mortgage                                     327     59,667,671       72.26
Greenpoint                                         95     22,675,126       27.46
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 6  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G6
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Originator                                      Loans        Balance     Balance
--------------------------------------------------------------------------------
Downey Savings                                      1       $233,264        0.28
Family Lending                                      1        122,300        0.15
Greenpoint Mortgage Corporation                    95     22,675,126       27.46
Homestar                                          250     44,000,816       53.29
Loan Center Of California Inc                       5      1,272,216        1.54
Market Street                                      31      5,344,627        6.47
Mortgage IT                                        26      5,624,382        6.81
UBS Conduit                                        14      3,303,330        4.00
--------------------------------------------------------------------------------
Total:                                            423    $82,576,061      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 7  of  7